Exhibit 99.2

FINANCIAL SUPPLEMENT
THIRD QUARTER 2023

THE HANOVER INSURANCE GROUP
FINANCIAL SUPPLEMENT

TABLE OF CONTENTS

Segment Descriptions....................................................................................................	1
Financial Highlights.........................................................................................................	2
Consolidated Financial Statements
Income Statements.............................................................................................................	3
Balance Sheets...................................................................................................................	4
Pre-tax Operating Results and Related Metrics
Consolidated.......................................................................................................................	5-7
Core Commercial...............................................................................................................	8-9
Specialty..............................................................................................................................	10-11
Personal Lines....................................................................................................................	12-15
Investments
Net Investment Income and Yields.....................................................................................	16
Investment Portfolio.............................................................................................................	17
Credit Quality and Duration of Fixed Maturities...............................................................	18
Top 25 Corporate and Municipal Fixed Maturity Holdings.............................................	19
Reconciliation of Operating Income (Loss) to Net Income (Loss)......................	20
Other Information
Non-GAAP Financial Measures........................................................................................	21
Premium Related Metric Definitions.................................................................................	22
Corporate Information.........................................................................................................	23
Market and Dividend Information......................................................................................	23
Financial Strength and Debt Ratings................................................................................	23

THE HANOVER INSURANCE GROUP

BASIS OF PRESENTATION

SEGMENT DESCRIPTIONS

CORE COMMERCIAL
Sub-segment	Customer and business type	Primary lines of business
Small Commercial	Coverage to small businesses, with annual premiums of $50,000 or less; Products are tailored to specific industry segments as needed.	● Business owners' policy/commercial multiple peril ● Commercial automobile ● Workers' compensation ● Other (general liability, commercial umbrella, monoline property)
Middle Market

Coverage to mid-sized businesses with annual premiums starting at $50,000, focusing on those between $50,000 and $250,000. Products are tailored to certain specific industry segments, including technology, manufacturing, human services, retail, real estate, among others.

● Commercial multiple peril ● Commercial automobile ● Workers' compensation ● Other (general liability, commercial umbrella, monoline property)
SPECIALTY
Sub-segment	Customer and business type	Primary lines of business
Professional and Executive Lines

Coverage to small to mid-sized non-public companies, including lawyer, engineer, accountant, and various other professional and advisory firms including healthcare; provide protection for directors, officers and employees against actual or alleged errors, negligence or bad faith, employment practices.

● Professional liability ● Management liability ● Fidelity and crime ● Other property and liability lines for healthcare firms

Specialty Property & Casualty

Program business - coverage to markets with specialty or risk management needs related to groups of similar businesses;
Hanover Specialty Industrial (HSI) - coverage to small and medium chemical, paint, solvent and other manufacturers and distributors;
Excess & Surplus - non-admitted general liability and property coverage to risks outside of the appetite of standard commercial lines;
Specialty General Liability - admitted coverage for higher-hazard liability risks

● Commercial multiple peril ● Commercial automobile ● Workers' compensation ● Other (general liability, commercial umbrella, monoline property)

Marine

Includes coverage for inland and ocean marine, and insures against physical losses to property, such as contractor's equipment, builders' risk and goods in transit. Also covers jewelers block, fine art and other valuables.

● Inland/ocean marine ● Ancillary lines of business written through marine agents

Surety and Other

Provides coverage for construction and other firms, as well as sole proprietors in the event of claims for non-performance or non-payment, and commercial surety coverage related to fiduciary or regulatory obligations.

● Bond
PERSONAL LINES
Sub-segment	Customer and business type	Primary lines of business
Personal Automobile

Includes coverage for individuals against losses incurred from personal bodily injury, bodily injury to third parties, property damage to an insured's vehicle, and property damage to other vehicles and other property.

● Personal automobile

Homeowners and Other

Includes coverage for individuals for losses to their residences and personal property, such as those caused by fire, wind, hail, water damage (excluding flood), theft and vandalism, and against third-party liability claims.

● Homeowners ● Personal umbrella ● Inland Marine (jewelry, art, etc.) ● Other (fire, personal watercraft, other miscellaneous)
OTHER

Included in Other are Opus, which provides investment advisory services to affiliates and also manages assets for unaffiliated institutions such as insurance companies, retirement plans and foundations; earnings on holding company assets; holding company and other expenses; and our run-off voluntary assumed property and casualty pools and run-off direct asbestos and environmental businesses.

THE HANOVER INSURANCE GROUP

FINANCIAL HIGHLIGHTS

	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Sep-YTD	Sep-YTD
(In millions, except earnings per share)	2022	2022	2022	2022 (1)	2023 (2)	2023 (1)	2023	2022	2023 (1)
PREMIUMS
Gross premiums written	$1,470.1	$1,473.9	$1,660.3	$1,476.5	$1,577.3	$1,589.9	$1,763.3	$4,604.3	$4,930.5
Net premiums written	1,312.3	1,332.8	1,505.4	1,326.0	1,421.5	1,446.8	1,596.4	4,150.5	4,464.7
Net premiums earned	1,263.8	1,293.8	1,331.2	1,363.5	1,380.0	1,411.7	1,431.1	3,888.8	4,222.8

EARNINGS
Operating income (loss) before interest and taxes	$154.4	$115.0	$53.9	$(38.2)	$13.2	$(79.4)	$13.7	$323.3	$(52.5)
Operating income (loss) after taxes	117.7	83.9	35.7	(37.4)	4.6	(68.3)	6.8	237.3	(56.9)
Income (loss) from continuing operations	105.3	22.8	0.6	(11.9)	(12.0)	(70.0)	8.2	128.7	(73.8)
Net income (loss) (3)	104.9	22.7	0.5	(12.1)	(12.0)	(69.2)	8.6	128.1	(72.6)

PER SHARE DATA (DILUTED)
Operating income (loss) after taxes	$3.26	$2.32	$0.99	$(1.05)	$0.13	$(1.91)	$0.19	$6.57	$(1.59)
Income (loss) from continuing operations	2.91	0.63	0.02	(0.33)	(0.34)	(1.96)	0.23	3.56	(2.07)
Net income (loss) (3)	2.90	0.63	0.01	(0.34)	(0.34)	(1.94)	0.24	3.54	(2.03)

Dilutive weighted average shares outstanding	36.1	36.1	36.1	36.1	36.1	36.0	36.1	36.1	36.1
Basic weighted average shares outstanding	35.5	35.6	35.6	35.6	35.6	35.7	35.8	35.6	35.7

BALANCE SHEET
	March 31	June 30	September 30	December 31	March 31	June 30	September 30
(In millions, except per share data)	2022	2022	2022	2022	2022	2023	2023
Total assets (3)	$13,847.7	$13,599.7	$13,743.6	$13,995.1	$14,091.7	$14,186.7	$14,315.0
Total loss and loss adjustment expense reserves	6,512.2	6,606.9	6,774.0	7,012.6	7,143.4	7,313.3	7,329.8
Total shareholders' equity (3)	2,830.9	2,576.2	2,304.9	2,333.7	2,389.0	2,237.9	2,116.3
Total shareholders' equity, excluding net unrealized appreciation
(depreciation) on fixed maturity investments, net of tax (3)	3,032.0	3,035.5	3,007.2	2,971.1	2,934.2	2,847.9	2,837.2

Property and Casualty Companies
Statutory surplus	$2,809.6	$2,693.5	$2,681.8	$2,690.4	$2,674.5	$2,508.3	$2,501.9
Premium to surplus ratio	1.82:1	1.94:1	2.00:1	2.03:1	2.09:1	2.27:1	2.31:1

Book value per share (3)	$79.53	$72.33	$64.84	$65.61	$66.89	$62.62	$59.21
Book value per share, excluding net unrealized appreciation
(depreciation) on fixed maturity investments, net of tax (3)	$85.17	$85.22	$84.60	$83.53	$82.16	$79.68	$79.38
Tangible book value per share (total book value excluding goodwill
and intangibles) (3)	$74.04	$66.85	$59.36	$60.13	$61.44	$57.17	$53.76
Shares outstanding	35.6	35.6	35.6	35.6	35.7	35.8	35.8
Total debt/equity (3)	27.6%	30.4%	33.9%	33.5%	32.8%	35.0%	37.0%
Total debt/total capital (3)	21.6%	23.3%	25.3%	25.1%	24.7%	25.9%	27.0%

(1) Per share data is calculated using basic shares outstanding due to antidilution.

(2) Operating income metrics are calculated using diluted shares outstanding; loss from continuing operations, net of taxes and net loss metrics are calculated using basic shares outstanding due to antidilution.

(3) Effective January 1, 2023, in accordance with the implementation of Accounting Standards Updated 2018-12, Targeted Improvements to the Accounting for Long-Duration Contracts, the Company has revised the prior period metrics, which includes a benefit of approximately $4.1 million to the January 1, 2022 beginning balance of retained earnings.

THE HANOVER INSURANCE GROUP

CONSOLIDATED INCOME (LOSS) STATEMENTS

	Three Months ended September 30			Nine Months ended September 30
(In millions)	2023	2022	% Change	2023	2022	% Change

Premiums earned	$1,431.1	$1,331.2	7.5	$4,222.8	$3,888.8	8.6
Net investment income	84.2	73.0	15.3	250.5	220.4	13.7
Net realized and unrealized investment gains (losses):
Net realized losses from sales and other	(0.9)	(0.1)	N/M	(1.9)	(16.3)	(88.3)
Net change in fair value of equity securities	(5.2)	(29.1)	(82.1)	(13.4)	(106.1)	(87.4)
Impairments on investments:
Credit-related impairments	-	(1.4)	N/M	(6.2)	(1.5)	N/M
Losses on intent to sell securities	-	(14.3)	N/M	(10.3)	(14.8)	(30.4)
	-	(15.7)	N/M	(16.5)	(16.3)	1.2
Total net realized and unrealized investment losses	(6.1)	(44.9)	(86.4)	(31.8)	(138.7)	(77.1)
Fees and other income	7.4	7.0	5.7	23.2	19.4	19.6
Total revenues	1,516.6	1,366.3	11.0	4,464.7	3,989.9	11.9

LOSSES AND EXPENSES

Losses and loss adjustment expenses	1,061.5	939.6	13.0	3,218.8	2,572.6	25.1
Amortization of deferred acquisition costs	296.6	277.1	7.0	878.1	809.3	8.5
Interest expense	8.5	8.5	-	25.6	25.5	0.4
Other operating expenses	150.9	140.6	7.3	451.3	423.8	6.5
Total losses and expenses	1,517.5	1,365.8	11.1	4,573.8	3,831.2	19.4

Income (loss) from continuing operations before income taxes	(0.9)	0.5	N/M	(109.1)	158.7	N/M
Income tax expense (benefit)	(9.1)	(0.1)	N/M	(35.3)	30.0	N/M
Income (loss) from continuing operations	8.2	0.6	N/M	(73.8)	128.7	N/M
Discontinued operations (net of taxes):
Income from discontinued Chaucer business	0.4	-	N/M	1.2	-	N/M
Loss from discontinued life businesses	-	(0.1)	N/M	-	(0.6)	N/M
Net income (loss)	$8.6	$0.5	N/M	$(72.6)	$128.1	N/M

THE HANOVER INSURANCE GROUP

CONSOLIDATED BALANCE SHEETS

	September 30	December 31
(In millions, except per share data)	2023	2022	% Change
ASSETS
Investments:
Fixed maturities, at fair value (amortized cost of $8,535.5 and $8,294.5)	$7,618.3	$7,481.8	1.8
Equity securities, at fair value	123.5	241.9	(48.9)
Other investments	817.9	786.1	4.0
Total investments	8,559.7	8,509.8	0.6
Cash and cash equivalents	294.5	305.0	(3.4)
Accrued investment income	56.4	54.5	3.5
Premiums and accounts receivable, net	1,771.4	1,601.4	10.6
Reinsurance recoverable on paid and unpaid losses and unearned premiums	1,992.2	1,964.5	1.4
Deferred acquisition costs	631.4	604.8	4.4
Deferred income tax asset	240.4	199.2	20.7
Goodwill	178.8	178.8	-
Other assets	509.6	493.0	3.4
Assets of discontinued businesses	80.6	84.1	(4.2)
Total assets	$14,315.0	$13,995.1	2.3

LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES
Loss and loss adjustment expense reserves	$7,329.8	$7,012.6	4.5
Unearned premiums	3,188.1	2,954.2	7.9
Expenses and taxes payable	727.6	731.7	(0.6)
Reinsurance premiums payable	63.8	70.3	(9.2)
Debt	783.0	782.4	0.1
Liabilities of discontinued businesses	106.4	110.2	(3.4)
Total liabilities	12,198.7	11,661.4	4.6

SHAREHOLDERS' EQUITY
Preferred stock, par value $0.01 per share;
20.0 million shares authorized; none issued	-	-	-
Common stock, par value $0.01 per share; 300.0 million shares
authorized; 60.5 million shares issued	0.6	0.6	-
Additional paid-in capital	1,931.4	1,913.1	1.0
Accumulated other comprehensive loss	(780.3)	(701.5)	11.2
Retained earnings	2,832.3	2,992.9	(5.4)
Treasury stock at cost (24.7 million and 24.9 million shares)	(1,867.7)	(1,871.4)	(0.2)
Total shareholders' equity	2,116.3	2,333.7	(9.3)
Total liabilities and shareholders' equity	$14,315.0	$13,995.1	2.3

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME (LOSS) INFORMATION AND RATIOS
CONSOLIDATED

Three Months ended September 30

	2023					2022

	Core		Personal			Core		Personal
(In millions, except percentage data)	Commercial	Specialty	Lines	Other	Total	Commercial	Specialty	Lines	Other	Total
Gross premiums written	$667.4	$400.5	$695.4	$-	$1,763.3	$638.7	$392.3	$629.3	$-	$1,660.3
		-		-			-		-
Net premiums written	$589.4	$338.7	$668.3	$-	$1,596.4	$565.9	$329.1	$610.4	$-	$1,505.4
		-		-			-		-
Net premiums earned	$517.4	$321.7	$592.0	$-	$1,431.1	$492.7	$303.3	$535.2	$-	$1,331.2
		-		-			-		-
Losses and LAE:
		-		-			-		-
Current year, excluding catastrophe losses	291.1	153.4	423.3	-	867.8	304.2	162.3	387.0	-	853.5
				-					-
Prior year unfavorable (favorable) development, excluding catastrophe losses	2.7	(5.0)	0.2	-	(2.1)	1.3	(5.1)	(0.2)	-	(4.0)
				-					-
Current year catastrophe losses	44.6	6.9	144.3	-	195.8	34.1	10.2	45.8	-	90.1
				-					-
Prior year unfavorable (favorable) catastrophe development	-	-	-	-	-	(1.4)	(1.6)	3.0	-	-
				-					-
Total losses and LAE	338.4	155.3	567.8	-	1,061.5	338.2	165.8	435.6	-	939.6
				-					-
Amortization of deferred acquisition costs and other underwriting expenses	173.7	113.7	151.5	-	438.9	162.2	105.5	142.3	-	410.0
				-					-
GAAP underwriting profit (loss)	5.3	52.7	(127.3)	-	(69.3)	(7.7)	32.0	(42.7)	-	(18.4)
				-					-
Net investment income	38.4	18.0	24.3	3.5	84.2	33.4	15.2	21.4	3.0	73.0
				-					-
Other income	1.3	1.2	4.2	0.7	7.4	1.0	1.4	3.9	0.7	7.0
				-					-
Other operating expenses	(1.9)	(1.6)	(1.6)	(3.5)	(8.6)	(1.5)	(1.7)	(1.4)	(3.1)	(7.7)
				-					-
Operating income (loss) before income taxes	$43.1	$70.3	$(100.4)	$0.7	$13.7	$25.2	$46.9	$(18.8)	$0.6	$53.9

Loss and LAE ratio:

Current year, excluding catastrophe losses	56.3%	47.8%	71.5%	N/M	60.6%	61.7%	53.6%	72.3%	N/M	64.1%

Prior year unfavorable (favorable) development, excluding catastrophe losses	0.5%	(1.6)%	-	N/M	(0.1)%	0.3%	(1.7)%	-	N/M	(0.3)%

Current year catastrophe losses	8.6%	2.1%	24.4%	N/M	13.7%	6.9%	3.3%	8.5%	N/M	6.8%

Prior year unfavorable (favorable) catastrophe development	-	-	-	N/M	-	(0.3)%	(0.5)%	0.6%	N/M	-

Total loss and LAE ratio	65.4%	48.3%	95.9%	N/M	74.2%	68.6%	54.7%	81.4%	N/M	70.6%

Expense ratio	33.3%	35.1%	24.9%	N/M	30.2%	32.7%	34.5%	25.9%	N/M	30.4%

Combined ratio	98.7%	83.4%	120.8%	N/M	104.4%	101.3%	89.2%	107.3%	N/M	101.0%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME (LOSS) INFORMATION AND RATIOS
CONSOLIDATED

Nine Months ended September 30

	2023					2022

	Core		Personal			Core		Personal
(In millions, except percentage data)	Commercial	Specialty	Lines	Other	Total	Commercial	Specialty	Lines	Other	Total
Gross premiums written	$1,855.3	$1,174.5	$1,900.7	$-	$4,930.5	$1,756.2	$1,126.0	$1,722.1	$-	$4,604.3

Net premiums written	$1,641.5	$988.4	$1,834.8	$-	$4,464.7	$1,546.7	$934.2	$1,669.6	$-	$4,150.5

Net premiums earned	$1,540.4	$953.2	$1,729.2	$-	$4,222.8	$1,447.5	$880.6	$1,560.7	$-	$3,888.8
		-		-			-		-
Losses and LAE:
		-		-			-		-
Current year, excluding catastrophe losses	877.9	492.7	1,222.6	-	2,593.2	850.4	469.8	1,058.6	-	2,378.8
		-		-			-		-
Prior year unfavorable (favorable) development, excluding catastrophe losses	6.9	(34.8)	21.1	-	(6.8)	(7.9)	(19.5)	8.2	-	(19.2)
		-		-			-		-
Current accident year catastrophe losses	147.5	45.8	439.1	-	632.4	82.5	27.5	115.0	-	225.0
		-		-			-		-
Prior year unfavorable (favorable) catastrophe development	(5.7)	(8.3)	14.0	-	-	(12.3)	(4.7)	5.0	-	(12.0)
		-		-			-		-
Total losses and LAE	1,026.6	495.4	1,696.8	-	3,218.8	912.7	473.1	1,186.8	-	2,572.6
		-		-			-		-
Amortization of deferred acquisition costs and other underwriting expenses	512.8	338.3	454.8	-	1,305.9	476.0	311.3	424.2	-	1,211.5
		-		-			-		-
GAAP underwriting profit (loss)	1.0	119.5	(422.4)	-	(301.9)	58.8	96.2	(50.3)	-	104.7
		-		-			-		-
Net investment income	114.2	53.6	73.3	9.4	250.5	101.4	46.2	64.6	8.2	220.4
		-		-			-		-
Other income	3.6	4.8	12.6	2.2	23.2	2.9	4.2	10.1	2.2	19.4
				-					-
Other operating expenses	(4.4)	(4.9)	(4.6)	(10.4)	(24.3)	(3.5)	(4.5)	(4.1)	(9.1)	(21.2)
		-		-			-		-
Operating income (loss) before income taxes	$114.4	$173.0	$(341.1)	$1.2	$(52.5)	$159.6	$142.1	$20.3	$1.3	$323.3

Loss and LAE ratio:

Current year, excluding catastrophe losses	57.0%	51.8%	70.7%	N/M	61.4%	58.8%	53.3%	67.8%	N/M	61.2%

Prior year unfavorable (favorable) development, excluding catastrophe losses	0.4%	(3.7)%	1.2%	N/M	(0.2)%	(0.5)%	(2.2)%	0.5%	N/M	(0.5)%

Current year catastrophe losses	9.6%	4.8%	25.4%	N/M	15.0%	5.6%	3.1%	7.4%	N/M	5.8%

Prior year unfavorable (favorable) catastrophe development	(0.4)%	(0.9)%	0.8%	N/M	-	(0.8)%	(0.5)%	0.3%	N/M	(0.3)%

Total loss and LAE ratio	66.6%	52.0%	98.1%	N/M	76.2%	63.1%	53.7%	76.0%	N/M	66.2%

Expense ratio	33.1%	35.2%	25.6%	N/M	30.5%	32.7%	35.1%	26.6%	N/M	30.8%

Combined ratio	99.7%	87.2%	123.7%	N/M	106.7%	95.8%	88.8%	102.6%	N/M	97.0%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING INFORMATION AND RELATED RATIOS
CONSOLIDATED

	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Sep-YTD	Sep-YTD
(In millions, except percentage data)	2022	2022	2022	2022	2023	2023	2023	2022	2023

Gross premiums written	$1,470.1	$1,473.9	$1,660.3	$1,476.5	$1,577.3	$1,589.9	$1,763.3	$4,604.3	$4,930.5

Net premiums written	$1,312.3	$1,332.8	$1,505.4	$1,326.0	$1,421.5	$1,446.8	$1,596.4	$4,150.5	$4,464.7

Net premiums earned	$1,263.8	$1,293.8	$1,331.2	$1,363.5	$1,380.0	$1,411.7	$1,431.1	$3,888.8	$4,222.8

Losses and LAE:

Current year, excluding catastrophe losses	748.0	777.3	853.5	862.6	845.4	880.0	867.8	2,378.8	2,593.2

Prior year favorable development, excluding catastrophe losses	(6.0)	(9.2)	(4.0)	(1.4)	(3.0)	(1.7)	(2.1)	(19.2)	(6.8)

Current year catastrophe losses	45.5	89.4	90.1	189.6	175.0	261.6	195.8	225.0	632.4

Prior year favorable catastrophe development	-	(12.0)	-	-	-	-	-	(12.0)	-

Total losses and LAE	787.5	845.5	939.6	1,050.8	1,017.4	1,139.9	1,061.5	2,572.6	3,218.8

Amortization of deferred acquisition costs and other underwriting expenses	397.9	403.6	410.0	426.8	428.9	438.1	438.9	1,211.5	1,305.9

GAAP underwriting profit (loss)	78.4	44.7	(18.4)	(114.1)	(66.3)	(166.3)	(69.3)	104.7	(301.9)

Net investment income	76.9	70.5	73.0	75.9	78.7	87.6	84.2	220.4	250.5
	-
Other income	5.9	6.5	7.0	7.1	8.0	7.8	7.4	19.4	23.2
	-
Other operating expenses	(6.8)	(6.7)	(7.7)	(7.1)	(7.2)	(8.5)	(8.6)	(21.2)	(24.3)
	-
Operating income (loss) before income taxes	$154.4	$115.0	$53.9	$(38.2)	$13.2	$(79.4)	$13.7	$323.3	$(52.5)

Loss and LAE ratio:
								-
Current year, excluding catastrophe losses	59.2%	60.1%	64.1%	63.3%	61.2%	62.3%	60.6%	61.2%	61.4%

Prior year favorable development, excluding catastrophe losses	(0.5)%	(0.7)%	(0.3)%	(0.1)%	(0.2)%	(0.1)%	(0.1)%	(0.5)%	(0.2)%

Current year catastrophe losses	3.6%	6.9%	6.8%	13.9%	12.7%	18.5%	13.7%	5.8%	15.0%

Prior year favorable catastrophe development	-	(0.9)%	-	-	-	-	-	(0.3)%	-

Total loss and LAE ratio	62.3%	65.4%	70.6%	77.1%	73.7%	80.7%	74.2%	66.2%	76.2%

Expense ratio	31.1%	30.8%	30.4%	30.9%	30.7%	30.6%	30.2%	30.8%	30.5%

Combined ratio	93.4%	96.2%	101.0%	108.0%	104.4%	111.3%	104.4%	97.0%	106.7%

Combined ratio, excluding catastrophe losses	89.8%	90.2%	94.2%	94.1%	91.7%	92.8%	90.7%	91.5%	91.7%

Current accident year combined ratio, excluding catastrophe losses	90.3%	90.9%	94.5%	94.2%	91.9%	92.9%	90.8%	92.0%	91.9%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME (LOSS) INFORMATION AND RATIOS
CORE COMMERCIAL

	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Sep-YTD	Sep-YTD
(In millions, except percentage data)	2022	2022	2022	2022	2023	2023	2023	2022	2023
Gross premiums written	$591.9	$525.6	$638.7	$520.1	$634.1	$553.8	$667.4	$1,756.2	$1,855.3
								-
Net premiums written	$526.6	$454.2	$565.9	$453.2	$565.3	$486.8	$589.4	$1,546.7	$1,641.5
								-
Net premiums earned	$474.7	$480.1	$492.7	$503.0	$507.4	$515.6	$517.4	$1,447.5	$1,540.4

Losses and LAE:

Current year, excluding catastrophe losses	272.6	273.6	304.2	302.7	296.9	289.9	291.1	850.4	877.9
								-
Prior year unfavorable (favorable) development, excluding catastrophe losses	(6.4)	(2.8)	1.3	(2.4)	3.5	0.7	2.7	(7.9)	6.9
								-
Current year catastrophe losses	19.7	28.7	34.1	128.5	64.6	38.3	44.6	82.5	147.5
								-
Prior year favorable catastrophe development	-	(10.9)	(1.4)	(5.0)	(0.7)	(5.0)	-	(12.3)	(5.7)

Total losses and LAE	285.9	288.6	338.2	423.8	364.3	323.9	338.4	912.7	1,026.6
								-
Amortization of deferred acquisition costs and other underwriting expenses	156.6	157.2	162.2	166.7	167.9	171.2	173.7	476.0	512.8
								-
GAAP underwriting profit (loss)	32.2	34.3	(7.7)	(87.5)	(24.8)	20.5	5.3	58.8	1.0
	0							-
Net investment income	35.4	32.6	33.4	34.8	36.1	39.7	38.4	101.4	114.2
	0							-
Other income	1.0	0.9	1.0	1.1	1.2	1.1	1.3	2.9	3.6
	0							-
Other operating expenses	(1.1)	(0.9)	(1.5)	(1.1)	(1.3)	(1.2)	(1.9)	(3.5)	(4.4)
	0							-
Operating income (loss) before income taxes	$67.5	$66.9	$25.2	$(52.7)	$11.2	$60.1	$43.1	$159.6	$114.4
	-
Loss and LAE ratio:
	-							-
Current year, excluding catastrophe losses	57.4%	57.0%	61.7%	60.2%	58.5%	56.2%	56.3%	58.8%	57.0%
								-
Prior year unfavorable (favorable) development, excluding catastrophe losses	(1.3)%	(0.6)%	0.3%	(0.5)%	0.7%	0.1%	0.5%	(0.5)%	0.4%
								-
Current year catastrophe losses	4.1%	6.0%	6.9%	25.6%	12.7%	7.5%	8.6%	5.6%	9.6%
								-
Prior year favorable catastrophe development	-	(2.3)%	(0.3)%	(1.0)%	(0.1)%	(1.0)%	-	(0.8)%	(0.4)%
								-
Total loss and LAE ratio	60.2%	60.1%	68.6%	84.3%	71.8%	62.8%	65.4%	63.1%	66.6%
								0
Expense ratio	32.8%	32.5%	32.7%	32.9%	32.9%	33.0%	33.3%	32.7%	33.1%
								0
Combined ratio	93.0%	92.6%	101.3%	117.2%	104.7%	95.8%	98.7%	95.8%	99.7%
								0
Combined ratio, excluding catastrophe losses	88.9%	88.9%	94.7%	92.6%	92.1%	89.3%	90.1%	91.0%	90.5%

Current accident year combined ratio, excluding catastrophe losses	90.2%	89.5%	94.4%	93.1%	91.4%	89.2%	89.6%	91.5%	90.1%

THE HANOVER INSURANCE GROUP
PREMIUMS WRITTEN AND RELATED METRICS

CORE COMMERCIAL

	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Sep-YTD	Sep-YTD
(In millions, except percentage data)	2022	2022	2022	2022	2023	2023	2023	2022	2023

Written Premium
Gross	$591.9	$525.6	$638.7	$520.1	$634.1	$553.8	$667.4	$1,756.2	$1,855.3
Ceded	(65.3)	(71.4)	(72.8)	(66.9)	(68.8)	(67.0)	(78.0)	(209.5)	(213.8)
Net	$526.6	$454.2	$565.9	$453.2	$565.3	$486.8	$589.4	$1,546.7	$1,641.5
Growth	9.6%	7.7%	5.9%	5.9%	7.3%	7.2%	4.2%	7.6%	6.1%

Net premiums written by segment
Small Commercial	$283.7	$272.8	$273.4	$260.1	$311.9	$291.8	$292.0	$829.9	$895.7
Middle Market	242.9	181.4	292.5	193.1	253.4	195.0	297.4	716.8	745.8
Total	$526.6	$454.2	$565.9	$453.2	$565.3	$486.8	$589.4	$1,546.7	$1,641.5
	-
Net premiums written by line of business
Commercial Multiple Peril	$256.0	$224.0	$300.2	$231.3	$277.8	$241.5	$312.2	$780.2	$831.5
Commercial Automobile	96.1	82.5	95.7	78.8	100.3	90.4	98.1	274.3	288.8
Workers' Compensation	113.0	92.6	98.2	91.0	123.2	96.3	101.5	303.7	321.0
Other Core Commercial	61.5	55.1	71.8	52.1	64.0	58.6	77.6	188.5	200.2
Total	$526.6	$454.2	$565.9	$453.2	$565.3	$486.8	$589.4	$1,546.7	$1,641.5

Related Metrics
Premium Retention	86.2%	84.2%	85.6%	85.0%	84.0%	83.5%	83.8%	85.4%	83.8%
Renewal Price Change	9.7%	11.0%	11.2%	10.2%	11.5%	11.3%	11.8%	10.6%	11.5%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

SPECIALTY

	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Sep-YTD	Sep-YTD
(In millions, except percentage data)	2022	2022	2022	2022	2023	2023	2023	2022	2023

Gross premiums written	$379.1	$354.6	$392.3	$374.1	$392.5	$381.5	$400.5	$1,126.0	$1,174.5
								-	-
Net premiums written	$302.8	$302.3	$329.1	$309.5	$324.3	$325.4	$338.7	$934.2	$988.4
								-	-
Net premiums earned	$283.8	$293.5	$303.3	$308.4	$311.7	$319.8	$321.7	$880.6	$953.2
								-	-
Losses and LAE:
								-	-
Current year, excluding catastrophe losses	154.0	153.5	162.3	158.8	166.8	172.5	153.4	469.8	492.7
								-	-
Prior year favorable development, excluding catastrophe losses	(13.2)	(1.2)	(5.1)	-	(18.1)	(11.7)	(5.0)	(19.5)	(34.8)
								-	-
Current year catastrophe losses	7.6	9.7	10.2	13.9	25.8	13.1	6.9	27.5	45.8
								-	-
Prior year favorable catastrophe development	-	(3.1)	(1.6)	(4.0)	(4.3)	(4.0)	-	(4.7)	(8.3)
								-	-
Total losses and LAE	148.4	158.9	165.8	168.7	170.2	169.9	155.3	473.1	495.4
								-	-
Amortization of deferred acquisition costs and other underwriting expenses	101.5	104.3	105.5	111.2	110.8	113.8	113.7	311.3	338.3
								-	-
GAAP underwriting profit	33.9	30.3	32.0	28.5	30.7	36.1	52.7	96.2	119.5
								-	-
Net investment income	16.2	14.8	15.2	15.9	17.0	18.6	18.0	46.2	53.6
								-	-
Other income	1.3	1.5	1.4	1.2	1.8	1.8	1.2	4.2	4.8
								-	-
Other operating expenses	(1.4)	(1.4)	(1.7)	(1.7)	(1.2)	(2.1)	(1.6)	(4.5)	(4.9)
								-	-
Operating income before income taxes	$50.0	$45.2	$46.9	$43.9	$48.3	$54.4	$70.3	$142.1	$173.0

Loss and LAE ratio:
								-	-
Current year, excluding catastrophe losses	54.3%	52.3%	53.6%	51.5%	53.5%	54.0%	47.8%	53.3%	51.8%
								-	-
Prior year favorable development, excluding catastrophe losses	(4.7)%	(0.4)%	(1.7)%	-	(5.8)%	(3.7)%	(1.6)%	(2.2)%	(3.7)%
								-	-
Current year catastrophe losses	2.7%	3.3%	3.3%	4.5%	8.3%	4.1%	2.1%	3.1%	4.8%
								-	-
Prior year favorable catastrophe development	-	(1.1)%	(0.5)%	(1.3)%	(1.4)%	(1.3)%	-	(0.5)%	(0.9)%
								-	-
Total loss and LAE ratio	52.3%	54.1%	54.7%	54.7%	54.6%	53.1%	48.3%	53.7%	52.0%
	-							-	-
Expense ratio	35.4%	35.3%	34.5%	35.8%	35.3%	35.3%	35.1%	35.1%	35.2%
	-							-	-
Combined ratio	87.7%	89.4%	89.2%	90.5%	89.9%	88.4%	83.4%	88.8%	87.2%
								-	-
Combined ratio, excluding catastrophe losses	85.0%	87.2%	86.4%	87.3%	83.0%	85.6%	81.3%	86.2%	83.3%

Current accident year combined ratio, excluding catastrophe losses	89.7%	87.6%	88.1%	87.3%	88.8%	89.3%	82.9%	88.4%	87.0%

THE HANOVER INSURANCE GROUP

PREMIUMS WRITTEN AND RELATED METRICS

SPECIALTY

	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Sep-YTD	Sep-YTD
(In millions, except percentage data)	2022	2022	2022	2022	2023	2023	2023	2022	2023

Written Premiums
Gross	$379.1	$354.6	$392.3	$374.1	$392.5	$381.5	$400.5	$1,126.0	$1,174.5
Ceded	(76.3)	(52.3)	(63.2)	(64.6)	(68.2)	(56.1)	(61.8)	(191.8)	(186.1)
Net	$302.8	$302.3	$329.1	$309.5	$324.3	$325.4	$338.7	$934.2	$988.4
Growth	9.4%	14.0%	12.6%	8.7%	7.1%	7.6%	2.9%	12.0%	5.8%
								-	-
Net premiums written by segment								-	-
Professional and Executive Lines	$111.0	$94.6	$105.8	$99.1	$111.0	$99.4	$111.0	$311.4	$321.4
Specialty Property & Casualty	90.4	98.5	102.4	110.8	101.7	103.6	97.5	291.3	302.8
Marine	84.3	91.2	100.3	84.4	94.1	104.4	107.4	275.8	305.9
Surety and Other	17.1	18.0	20.6	15.2	17.5	18.0	22.8	55.7	58.3
Total	$302.8	$302.3	$329.1	$309.5	$324.3	$325.4	$338.7	$934.2	$988.4
								-	-
Related Metrics
Premium Retention	84.2%	83.5%	82.6%	83.1%	82.5%	80.5%	79.7%	83.4%	80.9%
Renewal Price Change	12.6%	12.0%	12.4%	13.2%	12.6%	11.4%	12.9%	12.4%	12.3%

THE HANOVER INSURANCE GROUP
GAAP UNDERWRITING AND OPERATING INCOME (LOSS) INFORMATION AND RATIOS

PERSONAL LINES

Three Months ended September 30

	2023			2022
(In millions, except percentage data)	Auto	Home and Other	Total	Auto	Home and Other	Total

Net premiums written	$385.0	$283.3	$668.3	$354.0	$256.4	$610.4

Net premiums earned	$348.5	$243.5	$592.0	$321.4	$213.8	$535.2
			-			-
Losses and LAE:
			-			-
Current year, excluding catastrophe losses	269.8	153.5	423.3	253.1	133.9	387.0
			-			-
Prior year unfavorable (favorable) development, excluding catastrophe losses	4.2	(4.0)	0.2	0.1	(0.3)	(0.2)
			-			-
Current year catastrophe losses	15.7	128.6	144.3	9.0	36.8	45.8
			-			-
Prior year unfavorable (favorable) catastrophe development	(0.2)	0.2	-	(1.3)	4.3	3.0
			-			-
Total losses and LAE	289.5	278.3	567.8	260.9	174.7	435.6
			-			-
Amortization of deferred acquisition costs and other underwriting expenses			151.5			142.3
			-			-
GAAP underwriting loss			(127.3)			(42.7)
			-			-
Net investment income			24.3			21.4
			-			-
Other income			4.2			3.9
			-			-
Other operating expenses			(1.6)			(1.4)
			-			-
Operating loss before income taxes			$(100.4)			$(18.8)

Loss and LAE ratio:

Current year, excluding catastrophe losses	77.5%	63.0%	71.5%	78.8%	62.6%	72.3%

Prior year unfavorable (favorable) development, excluding catastrophe losses	1.2%	(1.6)%	-	-	(0.1)%	-

Current year catastrophe losses	4.5%	52.8%	24.4%	2.8%	17.2%	8.5%

Prior year unfavorable (favorable) catastrophe development	(0.1)%	0.1%	-	(0.4)%	2.0%	0.6%
Total loss and LAE ratio	83.1%	114.3%	95.9%	81.2%	81.7%	81.4%

Expense ratio			24.9%			25.9%

Combined ratio			120.8%			107.3%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME (LOSS) INFORMATION AND RATIOS
PERSONAL LINES

Nine Months ended September 30

	2023			2022
(In millions, except percentage data)	Auto	Home & Other	Total	Auto	Home & Other	Total

Net premiums written	$1,076.1	$758.7	$1,834.8	$992.6	$677.0	$1,669.6

Net premiums earned	$1,017.8	$711.4	$1,729.2	$943.8	$616.9	$1,560.7

Losses and LAE:

Current year, excluding catastrophe losses	788.7	433.9	1,222.6	696.1	362.5	1,058.6

Prior year unfavorable (favorable) development, excluding catastrophe losses	17.1	4.0	21.1	(2.8)	11.0	8.2

Current year catastrophe losses	32.3	406.8	439.1	12.8	102.2	115.0

Prior year unfavorable (favorable) catastrophe development	(0.7)	14.7	14.0	(2.3)	7.3	5.0

Total losses and LAE	837.4	859.4	1,696.8	703.8	483.0	1,186.8

Amortization of deferred acquisition costs and other underwriting expenses			454.8			424.2

GAAP underwriting loss			(422.4)			(50.3)

Net investment income			73.3			64.6

Other income			12.6			10.1

Other operating expenses			(4.6)			(4.1)

Operating income (loss) before income taxes			$(341.1)			$20.3

Loss and LAE ratio:

Current year, excluding catastrophe losses	77.5%	61.0%	70.7%	73.8%	58.7%	67.8%

Prior year unfavorable (favorable) development, excluding catastrophe losses	1.7%	0.6%	1.2%	(0.3)%	1.8%	0.5%

Current year catastrophe losses	3.2%	57.1%	25.4%	1.3%	16.6%	7.4%

Prior year unfavorable (favorable) catastrophe development	(0.1)%	2.1%	0.8%	(0.2)%	1.2%	0.3%
Total loss and LAE ratio	82.3%	120.8%	98.1%	74.6%	78.3%	76.0%

Expense ratio			25.6%			26.6%

Combined ratio			123.7%			102.6%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING INFORMATION AND RELATED RATIOS
PERSONAL LINES

	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Sep-YTD	Sep-YTD
(In millions, except percentage data)	2022	2022	2022	2022	2023	2023	2023	2022	2023

Gross premiums written	$499.1	$593.7	$629.3	$582.3	$550.7	$654.6	$695.4	$1,722.1	$1,900.7
								-	-
Net premiums written	$482.9	$576.3	$610.4	$563.3	$531.9	$634.6	$668.3	$1,669.6	$1,834.8
								-	-
Net premiums earned	$505.3	$520.2	$535.2	$552.1	$560.9	$576.3	$592.0	$1,560.7	$1,729.2
								-	-
Losses and LAE:
								-	-
Current year, excluding catastrophe losses	321.4	350.2	387.0	401.1	381.7	417.6	423.3	1,058.6	1,222.6
								-	-
Prior year unfavorable (favorable) development, excluding catastrophe losses	13.6	(5.2)	(0.2)	(0.2)	11.6	9.3	0.2	8.2	21.1
								-	-
Current year catastrophe losses	18.2	51.0	45.8	47.2	84.6	210.2	144.3	115.0	439.1
								-	-
Prior year unfavorable catastrophe development	-	2.0	3.0	9.0	5.0	9.0	-	5.0	14.0
	-							-	-
Total losses and LAE	353.2	398.0	435.6	457.1	482.9	646.1	567.8	1,186.8	1,696.8
	-							-	-
Amortization of deferred acquisition costs and other underwriting expenses	139.8	142.1	142.3	148.9	150.2	153.1	151.5	424.2	454.8
	-							-	-
GAAP underwriting profit (loss)	12.3	(19.9)	(42.7)	(53.9)	(72.2)	(222.9)	(127.3)	(50.3)	(422.4)
	-							-
Net investment income	22.6	20.6	21.4	22.2	22.6	26.4	24.3	64.6	73.3
								-
Other income	2.8	3.4	3.9	4.0	4.3	4.1	4.2	10.1	12.6
								-
Other operating expenses	(1.4)	(1.3)	(1.4)	(1.4)	(1.3)	(1.7)	(1.6)	(4.1)	(4.6)
								-
Operating income (loss) before income taxes	$36.3	$2.8	$(18.8)	$(29.1)	$(46.6)	$(194.1)	$(100.4)	$20.3	$(341.1)

Loss and LAE ratio:
								-	-
Current year, excluding catastrophe losses	63.6%	67.3%	72.3%	72.6%	68.0%	72.5%	71.5%	67.8%	70.7%
	0							-	-
Prior year unfavorable (favorable) development, excluding catastrophe losses	2.7%	(1.0)%	-	-	2.1%	1.6%	-	0.5%	1.2%
	-							-	-
Current year catastrophe losses	3.6%	9.8%	8.5%	8.6%	15.1%	36.4%	24.4%	7.4%	25.4%
	-							-	-
Prior year unfavorable catastrophe development	-	0.4%	0.6%	1.6%	0.9%	1.6%	-	0.3%	0.8%
	-							-	-
Total loss and LAE ratio	69.9%	76.5%	81.4%	82.8%	86.1%	112.1%	95.9%	76.0%	98.1%
	-							-	-
Expense ratio	27.2%	26.7%	25.9%	26.3%	26.1%	25.9%	24.9%	26.6%	25.6%
	0							-	-
Combined ratio	97.1%	103.2%	107.3%	109.1%	112.2%	138.0%	120.8%	102.6%	123.7%
	0							-	-
Combined ratio, excluding catastrophe losses	93.5%	93.0%	98.2%	98.9%	96.2%	100.0%	96.4%	94.9%	97.5%

Current accident year combined ratio, excluding catastrophe losses	90.8%	94.0%	98.2%	98.9%	94.1%	98.4%	96.4%	94.4%	96.3%

THE HANOVER INSURANCE GROUP

PREMIUMS WRITTEN AND RELATED METRICS
PERSONAL LINES

	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Sep-YTD	Sep-YTD
(In millions, except percentage data)	2022	2022	2022	2022	2023	2023	2023	2022	2023
Written Premiums
Gross	$499.1	$593.7	$629.3	$582.3	$550.7	$654.6	$695.4	$1,722.1	$1,900.7
Ceded	(16.2)	(17.4)	(18.9)	(19.0)	(18.8)	(20.0)	(27.1)	(52.5)	(65.9)
Net	$482.9	$576.3	$610.4	$563.3	$531.9	$634.6	$668.3	$1,669.6	$1,834.8
Growth	10.1%	10.7%	11.3%	12.2%	10.1%	10.1%	9.5%	10.8%	9.9%

Net premiums written by line of business
Personal Automobile	$298.4	$340.2	$354.0	$324.6	$323.0	$368.1	$385.0	$992.6	$1,076.1
Homeowners and Other	184.5	236.1	256.4	238.7	208.9	266.5	283.3	677.0	758.7
Total	$482.9	$576.3	$610.4	$563.3	$531.9	$634.6	$668.3	$1,669.6	$1,834.8

Related Metrics

Renewal Price Change
Personal Automobile	2.4%	2.9%	4.1%	6.7%	8.9%	12.0%	14.3%	3.2%	11.9%
Homeowners	7.7%	9.3%	12.1%	15.5%	18.9%	21.7%	23.4%	9.9%	21.6%
Total (1)	4.3%	5.4%	7.3%	10.1%	12.7%	15.9%	18.0%	5.8%	15.7%

Policy Retention
Personal Automobile	88.5%	88.4%	87.3%	85.7%	84.5%	84.2%	83.8%	88.0%	84.1%
Homeowners	89.2%	89.7%	88.1%	87.0%	85.6%	85.7%	85.3%	89.0%	85.5%
Total (1)	88.8%	89.1%	87.7%	86.4%	85.0%	84.9%	84.6%	88.5%	84.8%

PIF change from prior year period
Personal Automobile	8.0%	8.0%	7.1%	5.8%	4.5%	2.7%	1.0%	7.1%	1.0%
Homeowners	7.5%	7.6%	6.8%	5.6%	4.6%	3.1%	1.7%	6.8%	1.7%
Total (1)	7.8%	7.8%	7.0%	5.7%	4.6%	2.9%	1.3%	7.0%	1.3%

(1) Related metrics exclude Other Personal Lines.

THE HANOVER INSURANCE GROUP

NET INVESTMENT INCOME AND YIELDS

	Q1	Q2	Q3	Q4	Q1	Q2	Q3	YTD	YTD
(In millions, except yields)	2022	2022	2022	2022	2023	2023	2023	2022	2023

Net Investment Income

Fixed maturities	$55.8	$57.6	$60.3	$65.6	$68.3	$69.4	$71.3	$173.7	$209.0
Limited partnerships	15.2	7.8	7.5	5.2	5.3	13.1	8.1	30.5	26.5
Mortgage loans	4.4	4.0	4.0	3.7	4.0	4.0	3.9	12.4	11.9
Equity securities	3.6	3.1	3.1	2.2	1.9	1.9	1.7	9.8	5.5
Other investments	0.8	0.8	1.0	2.0	2.5	2.7	2.6	2.6	7.8
Investment expenses	(2.9)	(2.8)	(2.9)	(2.8)	(3.3)	(3.5)	(3.4)	(8.6)	(10.2)
Total	$76.9	$70.5	$73.0	$75.9	$78.7	$87.6	$84.2	$220.4	$250.5

Pre-tax Yields
Fixed maturities	2.95%	2.97%	3.02%	3.20%	3.27%	3.31%	3.37%	2.98%	3.32%
Total	3.52%	3.19%	3.21%	3.26%	3.34%	3.73%	3.55%	3.30%	3.54%

Pre-tax yields represent annualized net investment income for the period divided by the monthly average invested assets at amortized cost or cost, which excludes accumulated changes in fair value for fixed maturities and equity securities.

THE HANOVER INSURANCE GROUP

INVESTMENT PORTFOLIO
September 30, 2023
(In millions)
						Change in	Change in
	Weighted	Amortized			Net	Net	Net
	Average	Cost	Fair Value /	% of	Unrealized	Unrealized	Unrealized
Investment Type	Quality	or Cost (1)	Carry Value	Total	Loss	During Q3	YTD

Fixed maturities:
U.S. Treasury and government agencies	AA+	$510.2	$439.0	5.0%	$(71.2)	$(13.3)	$(12.5)
Foreign government	BBB+	2.2	2.1	-	(0.1)	-	-
Municipals:
Taxable	AA	1,249.4	1,076.0	12.2%	(173.4)	(26.0)	(10.7)
Tax-exempt	AA+	35.6	32.5	0.4%	(3.1)	(2.3)	(2.4)
Corporate:
NAIC 1	A	1,676.0	1,551.7	17.5%	(124.3)	(17.5)	(17.2)
NAIC 2	BBB	2,038.7	1,818.7	20.5%	(220.0)	(23.8)	(8.6)
NAIC 3 and below	B+	398.0	384.6	4.4%	(13.4)	(5.4)	2.5
Total corporate	BBB+	4,112.7	3,755.0	42.4%	(357.7)	(46.7)	(23.3)
Asset-backed:
Residential mortgage-backed	AA+	1,342.0	1,152.2	13.0%	(189.8)	(45.9)	(48.3)
Commercial mortgage-backed	AAA	914.8	817.6	9.2%	(97.2)	(5.6)	(9.5)
Other asset-backed	AA	368.6	343.9	3.9%	(24.7)	0.1	2.2
Total fixed maturities	A+	8,535.5	7,618.3	86.1%	(917.2)	(139.7)	(104.5)
Limited partnerships and other investments		436.1	436.1	4.9%	-	-	-
Mortgage and other loans		381.8	381.8	4.3%	-	-	-
Equity securities		123.5	123.5	1.4%	-	-	-
Total investments		9,476.9	8,559.7	96.7%	(917.2)	(139.7)	(104.5)
Cash and cash equivalents		294.5	294.5	3.3%	-	-	-
Total		$9,771.4	$8,854.2	100.0%	$(917.2)	$(139.7)	$(104.5)

(1) Net of allowance for credit losses of $11.0 million.

THE HANOVER INSURANCE GROUP

CREDIT QUALITY AND DURATION OF FIXED MATURITIES
September 30, 2023

(In millions)

CREDIT QUALITY OF FIXED MATURITIES
	Rating Agency	Amortized	Fair	% of Total
NAIC Designation	Equivalent Designation	Cost (1)	Value	Fair Value
1	Aaa/Aa/A	$6,009.3	$5,340.3	70.1%
2	Baa	2,128.2	1,893.4	24.9%
3	Ba	167.2	161.0	2.1%
4	B	194.5	188.6	2.5%
5	Caa and lower	19.7	18.5	0.2%
6	In or near default	16.6	16.5	0.2%
Total fixed maturities		$8,535.5	$7,618.3	100.0%

DURATION OF FIXED MATURITIES

		Amortized	Fair	% of Total
		Cost (1)	Value	Fair Value
0-2 Years		$1,898.0	$1,848.0	24.3%
2-4 Years		2,288.3	2,130.0	28.0%
4-6 Years		2,229.5	1,967.3	25.8%
6-8 Years		1,776.4	1,421.3	18.7%
8-10 Years		200.5	148.5	1.9%
10+ Years		142.8	103.2	1.3%
Total fixed maturities		$8,535.5	$7,618.3	100.0%
Weighted Average Duration		3.9

(1) Net of allowance for credit losses of $2.5 million.

TOP 25 CORPORATE AND MUNICIPAL FIXED MATURITY HOLDINGS
September 30, 2023

(In millions, except percentage data)
Issuer	Amortized Cost	Fair Value	As a Percent of Invested Assets	Ratings (1)
Minnesota Housing Finance Agency	$44.1	$36.4	0.41%	AAA
Colorado Housing & Finance Authority	40.2	36.1	0.41%	AAA
Morgan Stanley	34.9	31.5	0.36%	A-
State of Ohio	34.2	26.1	0.29%	AA+
Bank of New York Mellon	32.2	30.5	0.34%	A
JPMorgan Chase	31.9	29.5	0.33%	A-
Energy Transfer LP	30.9	28.1	0.32%	BBB+
Massachusetts School Building Authority	30.9	24.7	0.28%	AA+
Capital One Financial	29.9	26.8	0.30%	BBB
Citizens Financial Group	29.1	25.3	0.29%	BBB+
Mitsubishi Financial Group	29.1	27.0	0.30%	A-
Bank of America	28.8	27.1	0.31%	A-
Goldman Sachs	28.0	25.0	0.28%	BBB+
UnitedHealth Group	27.8	25.0	0.28%	A+
District of Columbia	27.0	21.5	0.24%	AAA
Westpac Banking	27.0	25.3	0.29%	A
US Bancorp	26.9	25.3	0.29%	A-
State of Oregon	26.8	21.6	0.24%	AA+
UBS Group	26.5	24.0	0.27%	A-
Citigroup	26.1	23.9	0.27%	BBB+
Truist Financial	26.1	24.7	0.28%	A-
CVS Health	25.6	23.2	0.26%	BBB
California State University	25.0	19.1	0.22%	AA-
Charles Schwab	24.6	22.0	0.25%	A-
Cigna	23.6	21.1	0.24%	A-
Top 25 Corporate and Municipal	$737.2	$650.8	7.35%

(1) - Represents nationally recognized rating agency sources.

THE HANOVER INSURANCE GROUP

RECONCILIATION OF OPERATING INCOME (LOSS) TO NET INCOME (LOSS)

	Three Months ended September 30				Nine Months ended September 30
	2023		2022		2023		2022
(In millions, except per share data)	$	Per Share (Diluted)	$	Per Share (Diluted)	$	Per Share (1)	$	Per Share (Diluted)
OPERATING INCOME (LOSS)
Core Commercial	$43.1		$25.2		$114.4		$159.6
Specialty	70.3		46.9		173.0		142.1
Personal Lines	(100.4)		(18.8)		(341.1)		20.3
Other	0.7		0.6		1.2		1.3
Total	13.7		53.9		(52.5)		323.3

Interest expense	(8.5)		(8.5)		(25.6)		(25.5)

Operating income (loss) before income taxes	5.2	$0.15	45.4	$1.26	(78.1)	$(2.18)	297.8	$8.24

Income tax benefit (expense) on operating income (loss)	1.6	0.04	(9.7)	(0.27)	21.2	0.59	(60.5)	(1.67)

Operating income (loss) after income taxes	6.8	0.19	35.7	0.99	(56.9)	(1.59)	237.3	6.57

Non-operating items:
Net realized losses from sales and other	(0.9)	(0.03)	(0.1)	-	(1.9)	(0.06)	(16.3)	(0.45)
Net change in fair value of equity securities	(5.2)	(0.14)	(29.1)	(0.81)	(13.4)	(0.38)	(106.1)	(2.93)
Impairments on investments:
Credit-related impairments	-	-	(1.4)	(0.04)	(6.2)	(0.17)	(1.5)	(0.04)
Losses on intent to sell securities	-	-	(14.3)	(0.39)	(10.3)	(0.29)	(14.8)	(0.42)
	-	-	(15.7)	(0.43)	(16.5)	(0.46)	(16.3)	(0.46)
Other non-operating items	-	-	-	-	0.8	0.02	(0.4)	(0.01)
Income tax benefit on non-operating items	7.5	0.21	9.8	0.27	14.1	0.40	30.5	0.84
Income (loss) from continuing operations, net of taxes	8.2	0.23	0.6	0.02	(73.8)	(2.07)	128.7	3.56

Discontinued operations (net of taxes):

Income from discontinued Chaucer business	0.4	0.01	-	-	1.2	0.04	-	-

Loss from discontinued life businesses	-	-	(0.1)	(0.01)	-	-	(0.6)	(0.02)

NET INCOME (LOSS)	$8.6	$0.24	$0.5	$0.01	$(72.6)	$(2.03)	$128.1	$3.54

(1) Per share data is calculated using basic shares outstanding due to antidilution.

THE HANOVER INSURANCE GROUP

Non-GAAP Financial Measures

The Hanover uses non-GAAP financial measures as important measures of the Company’s operating performance, which we believe provide investors with additional information regarding management’s evaluation of our results of operations and financial performance. The Company's non-GAAP measures include operating income (loss) before interest expense and income taxes, total operating income (loss) after income taxes, total operating income (loss) after income taxes per share, total book value per share, total book value per share excluding net unrealized gains and losses related to fixed maturity investments and market risk, net of tax, tangible book value per share and measures of operating income (loss) and combined ratios excluding catastrophe losses (catastrophe losses as discussed here and in all other measures include catastrophe loss development) and reserve development.

Operating income (loss) before interest expense and income taxes is net income (loss), excluding interest expense on debt, income taxes and net realized and unrealized investment gains and losses, which includes changes in the fair value of equity securities still held because fluctuations in these gains and losses are determined by interest rates, financial markets and the timing of sales. Operating income (loss) before interest expense and income taxes also excludes net gains and losses on disposals of businesses, discontinued operations, restructuring costs, the cumulative effect of accounting changes and certain other items. Operating income (loss) before interest expense and income taxes is the sum of the operating income (loss) from: Core Commercial, Specialty, Personal Lines, and Other. After-tax operating income (loss) EPS (sometimes referred to as “after-tax operating income (loss) per share”) is also a non-GAAP measure. It is defined as net income (loss) excluding the after-tax impact of net realized and unrealized investment gains (losses), as well as results from discontinued operations and other non-operating items for a period divided by the average number of diluted (basic) shares of common stock. The Hanover believes that measures of operating income (loss) before interest expense and income taxes provide investors with a valuable measure of the performance of the Company’s ongoing businesses because they highlight net income (loss) attributable to the core operations of the business.

Book value per share is total shareholders’ equity divided by the number of common shares outstanding. Book value per share excluding net unrealized gains and losses related to fixed maturity investments, net of tax, is total shareholders’ equity excluding the after-tax effect of unrealized investment gains and losses on fixed maturities and market risk divided by the number of common shares outstanding. Tangible book value per share is total shareholders' equity, excluding goodwill and intangible assets, divided by the number of common shares outstanding.

The Hanover also provides measures of operating results and loss ratios that exclude the effects of catastrophe losses. A catastrophe is a severe loss, resulting from natural or manmade events, including, among others, hurricanes, tornadoes and other windstorms, earthquakes, hail, severe winter weather, fire, explosions and terrorism. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance. The Hanover believes that providing certain financial metrics and trends excluding the effects of catastrophes is meaningful for investors to understand the variability of periodic earnings and loss ratios.

Prior year reserve development, which can be favorable or unfavorable, represents changes in our estimate of the costs to pay claims from prior years. We believe that a discussion of operating income (loss) excluding prior year reserve development is helpful to investors since it provides insight into both our estimate of current year accident results and changes to prior-year reserve estimates.

Operating income (loss) before and after interest expense and income taxes and measures of operating income (loss) that exclude the effects of catastrophe losses or reserve development should not be construed as substitutes for net income (loss) determined in accordance with GAAP. A reconciliation of income (loss) from continuing operations to operating income (loss) before interest expense and income taxes and income (loss) from continuing operations per diluted (basic) share to operating income (loss) after taxes per diluted (basic) share for the three and nine months ended September 30, 2023 and 2022 is set forth on page 20 of this document. The presentation of loss ratios calculated excluding the effects of reserve development and/or catastrophe losses should not be construed as a substitute for loss ratios determined in accordance with GAAP.

Additional reconciliations are provided in the press release relating to the current period(s) financial results, which is available on the Company's website, www.hanover.com.

THE HANOVER INSURANCE GROUP

PREMIUM RELATED METRIC DEFINITIONS

Renewal Price Change

●

Core Commercial and Specialty: Represents the average change in premium on renewed policies caused by the estimated net effect of base rate changes, discretionary pricing, specific inflationary changes or changes in policy level exposure or insured risks.

●

Personal Lines: Represents the average change in premium on policies charged at renewal caused by the net effects of filed rate, inflation adjustments or other changes in policy level exposure or insured risks. Actual written price changes may differ, as not all policies are retained.

Rate

●

Core Commercial and Specialty: Represents the average change in premium on renewed policies caused by the base rate changes, discretionary pricing, and inflation, excluding the impact of changes in policy level exposure or insured risks.

●

Personal Lines: Represents the estimated cumulative premium effect of approved rate actions applied to policies at renewal. Actual written rate changes may differ, as not all policies are retained. Personal Lines rate changes do not include inflation or changes in policy level exposure or insured risks.

Retention

●	Core Commercial and Specialty: Represents the ratio of net retained premium for the noted period to the premium available to renew over the same period.

●	Personal Lines: Represents the ratio of net retained policies for the noted period to those policies available to renew over the same period and includes policies that were canceled and rewritten.

Policies in Force (PIF) Change
●	Represents the change in the number of policies in force at the end of a given period from the end of the same period in the prior year.

CORPORATE OFFICES AND				INDUSTRY RATINGS AS OF November 1, 2023				TRANSFER AGENT
PRINCIPAL SUBSIDIARIES

THE HANOVER INSURANCE GROUP, INC.					A.M.			Computershare Investor Services
440 Lincoln Street				Financial Strength Ratings	Best	S&P Global	Moody's	PO Box 43006
Worcester, MA 01653				The Hanover Insurance				Providence, RI 02940-3006
				Company	A	A	A2	1-800-317-4454
The Hanover Insurance Company				Citizens Insurance Company
440 Lincoln Street				of America	A	A	-
Worcester, MA 01653
COMMON STOCK
Citizens Insurance Company of America					A.M.
808 North Highlander Way				Debt Ratings	Best	S&P Global	Moody's	Common stock of The Hanover Insurance Group, Inc. is traded
Howell, MI 48843				The Hanover Insurance Group, Inc.				on the New York Stock Exchange under the symbol "THG".
				Senior Debt	bbb+	BBB	Baa2
				Subordinated Debentures	bbb-	BB+	Baa3
MARKET AND DIVIDEND INFORMATION								INQUIRIES

The following tables set forth the high and low closing				The above ratings are accurate as of November 1, 2023, and may be revised,				Oksana Lukasheva
sales prices of our common stock and quarterly cash				superseded or withdrawn by the respective rating agency at any time. For				Senior Vice President
dividends for the periods indicated:				the most current information concerning the financial ratings of The Hanover				Corporate Finance
				Insurance Group and its subsidiaries, please visit the websites of the				olukasheva@hanover.com
Quarter Ended	2023			respective rating agencies.
	Price Range		Dividends
	High	Low	Per Share
March 31	$148.20	$121.57	$0.810
June 30	$130.32	$110.25	$0.810
September 30	$114.26	$104.25	$0.810

Quarter Ended	2022
	Price Range		Dividends
	High	Low	Per Share
March 31	$150.95	$131.19	$0.750
June 30	$154.28	$136.34	$0.750
September 30	$148.36	$124.89	$0.750
December 31	$147.47	$131.27	$0.810